Stockholders' Equity (Subscription Investment Units) (Detail Textuals 6) (USD $) In Millions, except Per Share data, unless otherwise specified	1 Months Ended
Nov. 30, 2010
Stockholders' Equity [Abstract]
Total shares available for purchase, subscription investment units	0.24
Per share price of shares available for purchase, subscription investment units	$ 22.10
Description of subscription investment units	In November 2010, we issued subscription investment units to purchase 0.24 million shares of common stock at a per share exercise price of the lesser of $22.10 and 90% of the quotient of (x) the sum of the three lowest volume-weighted average price ("VWAP") of the common stock for any three trading days during the ten (10) consecutive trading day period ending and including the trading day immediately prior to the applicable exercise date, divided by (y) three.